Exhibit 99.1

Press Release | For Distribution

Zix Reports Third Quarter 2019 Financial Results

Enhanced Cross-Selling Efforts Drive Another Quarter of 15% Organic Revenue Growth,

Expanding Adjusted EBITDA Margins, and 18% Organic Annual Recurring Revenue (ARR) Growth

to $200.3 Million

DALLAS — October 31, 2019 — Zix Corporation (Zix) (NASDAQ: ZIXI), a leading provider of cloud email security solutions, today announced financial results for the third quarter ended September 30, 2019.

Third Quarter 2019 Financial Highlights (results compared to the same year-ago quarter)

•	Revenue increased 168% to $47.8 million. Total overall organic revenue growth across Zix and AppRiver was 15%.

•

Annual recurring revenue (ARR), representing aggregate contract value attributable to the 12 months ending September 30, 2019, increased 167% to $200.3 million. Total overall organic ARR growth across Zix and AppRiver was 18%.

•

GAAP net loss attributable to common stockholders totaled $3.7 million compared to net income of $2.5 million. The company’s net loss attributable to common shareholders includes the effect of a deemed dividend to preferred shareholders of $2.1 million and one-time acquisition-related expenses of $1.9 million.

•	GAAP fully diluted earnings (loss) per share attributable to common stockholders totaled ($0.07) compared to $0.05.

•

Non-GAAP adjusted net income before deemed dividends and excluding deferred tax (benefit) expense totaled $6.7 million compared to $4.7 million. The company’s Q3 2019 non-GAAP adjusted net income also excludes $1.9 million of one-time acquisition-related expenses.

•	Non-GAAP adjusted net income per share before deemed dividends and excluding deferred tax (benefit) expense and one-time acquisition-related expenses increased 43% to $013.

•	Adjusted EBITDA increased 116% to $11.5 million, representing an adjusted EBITDA margin of 24%.

Management Commentary

“In the third quarter, we continued to make considerable progress in a number of key areas as we integrate and accelerate our performance as a unified, larger company,” said David Wagner, Zix’s Chief Executive Officer. “With another quarter of 15% organic revenue growth and 24% adjusted EBITDA

www.zixcorp.com 1

Press Release | For Distribution

margins, we’re again knocking on the ‘Rule of 40’ door and doing so while driving increased cross-sell activity. Within the AppRiver channel, we doubled the number of ZixEncrypt and ZixArchive trials compared to last quarter. In the Zix channel, we had 27 Office 365 cross-sell wins in the quarter. Heading into the end of the year, we expect to extend our track record of profitable growth through enhanced cross-selling and increased attach rates, which will help Zix accelerate revenue and ARR improvements into 2020 and beyond.”

Zix’s Chief Financial Officer Dave Rockvam added: “As our results for the quarter clearly demonstrated, we are firing on all cylinders and continuing to recognize material financial benefits as well as operational and sales process efficiencies as a larger organization. We not only exceeded our revenue guidance for Q3 with a record $47.8 million, but we also generated sequentially improved non-GAAP adjusted earnings of $0.13. Put together, our continued outperformance on both the top and bottom line demonstrates our ability to leverage the benefits of scale within two highly complementary businesses. We also generated improving organic ARR growth of 18% year-over-year, which allowed us to cross the $200 million threshold and also provides improved incremental visibility into our long-term accelerated growth expectations. With our first two and a half quarters of solid execution, we are becoming more and more confident that we can maintain this level growth combined with an investment level that would put us right on the ‘rule of 40’ metric, which we believe will help us drive higher shareholder value as well as the achievement of our three- to five-year vision of profitably scaling the business.”

Recent Operational and Product Highlights

•	AppRiver direct customers and Managed Service Provider partners (MSPs) started over 300 trials of ZixEncrypt and ZixArchive in Q3 2019

•	Zix added 27 O365 customers representing nearly 4,000 mailboxes in Q3 2019, increasing ARR 64% over Q2 2019 with an average product attach of 3.1 services per mailbox

•	AppRiver reported findings from its Q3 Cyberthreat Index for Business Survey, revealing SMBs severely underestimate the damaging consequences of successful cyberattacks

www.zixcorp.com
2

Press Release | For Distribution

Third Quarter 2019 Corporate Financial Summary and Other Operational Metrics (1)

$ in Millions, except per share data	Q3 2019	Q3 2018	Change (2)
Revenue	$47.8	$17.9	167.6%
GAAP Net Income (Loss) Attributable to Common Stockholders	($3.7)	$2.5	(250.2%)
GAAP Net Income (Loss) Per Share Attributable to Common Stockholders – Diluted	($0.07)	$0.05	(251.1%)
Non-GAAP Adjusted Net Income Attributable to Common Stockholders (4)	$4.6	$4.7	(2.5%)
Non-GAAP Adjusted Net Income Per Share Attributable to Common Stockholders – Diluted (4)	$0.09	$0.09	(1.9%)
Non-GAAP Adjusted Net Income Before Deemed Dividends(4)	$6.8	$3.7	82.9%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends - Diluted(4)	$0.13	$0.07	84.1%
Non-GAAP Adjusted Net Income Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense and Acquisition Expense(4)	$6.7	$4.7	42.1%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense and Acquisition Expense(4)	$0.13	$0.09	42.9%
EBITDA (3)(4)	$7.9	$4.4	81.9%
EBITDA Margin	16.6%	24.4%	(7.8 pts )
Adjusted EBITDA (4)	$11.5	$5.3	116.2%
Adjusted EBITDA Margin (4)	24.0%	29.8%	(5.8 pts )
Total Billings	$46.2	$21.3	117.1%

Fiscal Nine Months 2019 Corporate Financial Summary and Other Operational Metrics (1)

$ in Millions, except per share data	YTD 2019	YTD 2018	Change (2)
Revenue	$123.0	$52.0	136.5%
GAAP Net Income (Loss) Attributable to Common Stockholders	($19.5)	$6.2	(414.5%)
GAAP Net Income (Loss) Per Share Attributable to Common Stockholders – Diluted	($0.37)	$0.12	(417.0%)
Non-GAAP Adjusted Net Income Attributable to Common Stockholders (4)	$8.3	$12.9	(35.2%)
Non-GAAP Adjusted Net Income Per Share Attributable to Common Stockholders – Diluted (4)	$0.16	$0.24	(34.7%)
Non-GAAP Adjusted Net Income Before Deemed Dividends(4)	$18.4	$10.2	80.1%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends – Diluted (4)	$0.35	$0.19	81.5%
Non-GAAP Adjusted Net Income Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense and Acquisition Expense(4)	$16.2	$12.9	26.2%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense and Acquisition Expense - Diluted(4)	$0.31	$0.24	27.2%
EBITDA (3)(4)	$9.8	$11.3	(12.9%)
EBITDA Margin	8.0%	21.7%	(13.7 pts )
Adjusted EBITDA (4)	$28.0	$14.6	92.5%
Adjusted EBITDA Margin (4)	22.8%	28.0%	(5.2 pts )
Total Billings	$120.9	$53.1	104%
ARR (at September 30, 2019)	$200.3	$74.9	167.4%

(1)	Metrics include results from AppRiver, unless otherwise specified
(2)	Changes are based on actual numbers versus numbers shown in the columns, which may reflect rounding
(3)	Earnings before interest, taxes, depreciation and amortization
(4)	A reconciliation of GAAP to non-GAAP results is included in this press release and available on the Zix investor relations website at http://investor.zixcorp.com

www.zixcorp.com
3

Press Release | For Distribution

Financial Outlook

For the fourth quarter of 2019, the company forecasts revenue to range between $49.0 million and $50.0 million. The company forecasts fully diluted GAAP earnings (loss) per share attributable to common stockholders to be in a range of ($0.03) and ($0.02) and fully diluted non-GAAP adjusted earnings per share to be $0.14 for the fourth quarter of 2019. The financial outlook includes a required GAAP adjustment on the deferred revenue acquired from AppRiver.

Zix is increasing the midpoint of its target ARR with an updated range of approximately $205 million to $209 million (previously $204 million to $209 million) at fiscal 2019 year end, representing a growth rate of approximately 14% to 16% (previously 13% to 16%) year-over-year.

For the full fiscal year of 2019, the company is increasing its previously disclosed revenue guidance to a range of between $172.0 million to $173.0 million (previously $170.0 million to $172.0 million), representing an increase of between 144% and 145% (previously 141% and 144%) compared to fiscal year 2018. The company also updates its fully diluted GAAP earnings (loss) per share (attributable to common stockholders) guidance to a range of between ($0.25) and ($0.23) [previously ($0.24) and ($0.21)] and its fully diluted non-GAAP adjusted earnings per share (attributable to common stockholders) guidance to be $0.44 to $0.45 (previously $0.44 to $0.46) for fiscal year 2019. The financial outlook includes approximately 10 months of AppRiver financial results consolidated into Zix and also includes a required GAAP adjustment on the deferred revenue acquired from AppRiver. Zix is forecasting Q4 and full year 2019 to result in a GAAP net loss and expects to be using an approximate basic share count of 53.3 million for Q4 and an average of 53.1 million for the full year.

www.zixcorp.com
4

Press Release | For Distribution

Conference Call Information

Management will discuss these financial results and outlook on a conference call today (October 31, 2019) at 8:00 a.m. ET (5:00 a.m. PT).

A live webcast of the conference call will be available in the investor relations section of Zix’s website here. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 5993097. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 1-949-574-3860.

An audio replay of the conference will be available for seven days, by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 (international) and entering the access code 5993097. An archive of the webcast will also be available on the Zix investor relations website.

About Zix Corporation

Zix Corporation (Zix) is a leader in email security. Trusted by the nation’s most influential institutions in healthcare, finance and government, Zix delivers a superior experience and easy-to-use solutions for email encryption and data loss prevention, advanced threat protection, unified information archiving and bring your own device (BYOD) mobile security. Focusing on the protection of business communication, Zix enables its customers to better secure data and meet compliance needs. Zix is publicly traded on the Nasdaq Global Market under the symbol ZIXI. For more information, visit www.zixcorp.com.

###

Zix Company Contact Geoff Bibby 1-214-370-2241 gbibby@zixcorp.com	Zix Investor Contact Matt Glover and Tom Colton Gateway Investor Relations 1-949- 574-3860 ZIXI@gatewayir.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of sales, revenue, annual recurring revenue, EBITDA, EBITDA margin, earnings or earnings per share, potential benefits of acquisitions and strategic relationships, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Zix on the date this release was issued. Zix undertakes no obligation to publicly

www.zixcorp.com
5

Press Release | For Distribution

update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including but not limited to risks or uncertainties related to the completion and integration of acquisitions, the effects of our debt and equity financing transactions, year-end adjustments to previously reported preliminary unaudited financial information, market acceptance of both existing and new Zix solutions, changing market dynamics resulting from technological change, innovation and continuing customer migration to the cloud, changes in the competitive ecosystem, and how privacy and data security laws may affect demand for Zix data protection solutions. Zix may not succeed in addressing these and other risks. Further information regarding factors that could affect Zix’s business and its financial and other results can be found in the risk factors section of Zix’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, each as filed with the Securities and Exchange Commission, as those risk factors may be supplemented in subsequent filings.

www.zixcorp.com
6

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,
	2019	December 31,
	(unaudited)	2018
ASSETS
Current assets:
Cash and cash equivalents	$10,066,000	$27,109,000
Receivables, net	10,106,000	3,188,000
Prepaid and other current assets	4,705,000	3,176,000

Total current assets	24,877,000	33,473,000
Property and equipment, net	9,403,000	3,924,000
Operating lease assets	10,055,000	—
Other assets and deferred costs	11,619,000	9,424,000
Intangible Assets, Net	149,280,000	15,251,000
Goodwill	174,357,000	13,783,000
Deferred tax assets	30,935,000	28,785,000

Total assets	$410,526,000	$104,640,000

LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$23,763,000	$10,516,000
Deferred revenue	44,564,000	30,622,000
Other current liabilities	5,732,000	—

Total current liabilities	74,059,000	41,138,000
Long-term liabilities:
Deferred revenue	1,090,000	1,539,000
Deferred rent	—	1,016,000
Operating lease liabilities	9,904,000	—
Debt	176,407,000	—

Total long-term liabilities	187,401,000	2,555,000

Total liabilities	261,460,000	43,693,000
Total preferred stock	104,436,000	—
Total stockholders’ equity	44,630,000	60,947,000

Total liabilities, preferred stock and stockholders’ equity	$410,526,000	$104,640,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue	$47,833,000	$17,876,000	$123,049,000	$52,029,000
Cost of revenue	21,422,000	3,870,000	52,865,000	11,189,000

Gross profit	26,411,000	14,006,000	70,184,000	40,840,000
Operating expenses:
Research and development	5,590,000	2,764,000	15,048,000	8,720,000
Selling, general and administrative	19,592,000	8,025,000	61,729,000	24,139,000

Total operating expenses	25,182,000	10,789,000	76,777,000	32,859,000

Operating income	1,229,000	3,217,000	(6,593,000)	7,981,000
Operating margin	3%	18%	-5%	15%
Other income (expense)
Investment and other income	14,000	183,000	115,000	662,000
Interest expense and other expense	(2,973,000)	—	(7,398,000)	—

Total other income (expense)	(2,959,000)	183,000	(7,283,000)	662,000
Income before income taxes	(1,730,000)	3,400,000	(13,876,000)	8,643,000
Income tax benefit (expense)	133,000	(945,000)	2,308,000	(2,455,000)

Net (loss) income	$(1,597,000)	$2,455,000	$(11,568,000)	$6,188,000

Deemed and accrued dividends on preferred stock	(2,090,000)	—	(7,894,000)	—

Net (loss) income attributable to common shareholders	$(3,687,000)	$2,455,000	$(19,462,000)	$6,188,000

Basic (loss) income per share attributable to common shareholders:	$(0.07)	$0.05	$(0.37)	$0.12

Diluted (loss) income per share attributable to common shareholders:	$(0.07)	$0.05	$(0.37)	$0.12

Shares used in per share calculation - basic	53,148,078	52,494,340	52,965,163	52,611,161

Shares used in per share calculation - diluted	53,148,078	53,474,849	52,965,163	53,389,622

Other Comprehensive income, net of tax:
Foreign currency translation adjustments	35,000	—	(52,000)	—

Comprehensive (loss) income	$(1,562,000)	$2,455,000	$(11,620,000)	$6,188,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2019	2018
Operating activities:
Net (loss) income	$(11,568,000)	$6,188,000
Non-cash items in net income	19,638,000	7,668,000
Changes in operating assets and liabilities	(119,000)	(2,094,000)

Net cash provided by operating activities	7,951,000	11,762,000
Investing activities:
Purchases of property and equipment and capitalized software	(7,860,000)	(2,340,000)
Acquisition of business, net of cash acquired	(284,590,000)	(11,773,000)

Net cash used in investing activities	(292,450,000)	(14,113,000)
Financing activities:
Proceeds from issuance of series A preferred stock, net of offering costs	96,588,000	—
Proceeds from exercise of stock options	251,000	161,000
Proceeds from long term debt	185,000,000	—
Debt issuance costs	(6,443,000)	—
Repayment of long term debt	(900,000)	—
Repayment of finance lease obligations	(1,277,000)	—
Payment of acquisition-related contingent consideration	(3,843,000)	(605,000)
Purchase of treasury stock	(1,881,000)	(6,042,000)

Net cash provided used in financing activities	267,495,000	(6,681,000)

Effect of exchange rate changes on cash	(39,000)	—

(Decrease) Increase in cash and cash equivalents	(17,043,000)	(9,032,000)
Cash and cash equivalents, beginning of period	27,109,000	33,009,000

Cash and cash equivalents, end of period	$10,066,000	$23,977,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended		Nine Months Ended
			September 30,		September 30,
			2019	2018	2019	2018
Revenue:
GAAP revenue			$47,833,000	$17,876,000	$123,049,000	$52,029,000

Cost of revenue
GAAP cost of revenue			$21,422,000	$3,870,000	$52,865,000	$11,189,000
Stock-based compensation charges (1)	(A	)	(154,000)	(91,000)	(422,000)	(239,000)
Strategic consulting and litigation costs (2)	(B	)	(21,000)	—	(293,000)	(1,000)
Intangible Amortization (3)	(C	)	(1,943,000)	(139,000)	(4,472,000)	(280,000)
Corporate separation payment (4)	(D	)	—	—	(52,000)	(28,000)

Non-GAAP adjusted cost of revenue			$19,304,000	$3,640,000	$47,626,000	$10,641,000

Gross profit:
GAAP gross profit			$26,411,000	$14,006,000	$70,184,000	$40,840,000
Stock-based compensation charges (1)	(A	)	154,000	91,000	422,000	239,000
Strategic consulting and litigation costs (2)	(B	)	21,000	—	293,000	1,000
Intangible Amortization (3)	(C	)	1,943,000	139,000	4,472,000	280,000
Corporate separation payment (4)	(D	)	—	—	52,000	28,000

Non-GAAP adjusted gross profit			$28,529,000	$14,236,000	$75,423,000	$41,388,000

Research and development expense
GAAP research and development expense			$5,590,000	$2,764,000	$15,048,000	$8,720,000
Stock-based compensation charges (1)	(A	)	(295,000)	(130,000)	(765,000)	(333,000)
Strategic consulting and litigation costs (2)	(B	)	(459,000)	—	(795,000)	(58,000)
Intangible Amortization (3)	(C	)	(76,000)	—	(227,000)	(76,000)

Non-GAAP adjusted research and development expense			$4,760,000	$2,634,000	$13,025,000	$8,253,000

Selling and marketing expense
GAAP selling and marketing expense			$13,312,000	$5,223,000	$37,323,000	$15,054,000
Stock-based compensation charges (1)	(A	)	(473,000)	(239,000)	(1,590,000)	(652,000)
Strategic consulting and litigation costs (2)	(B	)	(511,000)	—	(1,253,000)	(7,000)
Intangible Amortization (3)	(C	)	(2,794,000)	(157,000)	(7,045,000)	(380,000)

Non-GAAP adjusted selling and marketing expense			$9,534,000	$4,827,000	$26,796,000	$14,015,000

General and administrative expense
GAAP general and administrative expense			$6,280,000	$2,802,000	$24,406,000	$9,085,000
Stock-based compensation charges (1)	(A	)	(711,000)	(441,000)	(2,049,000)	(1,150,000)
Strategic consulting and litigation costs (2)	(B	)	(958,000)	(64,000)	(9,427,000)	(857,000)
Corporate separation payment (4)	(D	)	—	—	(689,000)	40,000

Non-GAAP adjusted general and administrative expense			$4,611,000	$2,297,000	$12,241,000	$7,118,000

Operating income:
GAAP operating income			$1,229,000	$3,217,000	$(6,593,000)	$7,981,000
Stock-based compensation charges (1)	(A	)	1,633,000	901,000	4,826,000	2,374,000
Strategic consulting and litigation costs (2)	(B	)	1,949,000	64,000	11,768,000	923,000
Intangible Amortization (3)	(C	)	4,813,000	296,000	11,744,000	736,000
Corporate separation payment (4)	(D	)	—	—	1,616,000	(12,000)

Non-GAAP adjusted operating income			$9,624,000	$4,478,000	$23,361,000	$12,002,000

Adjusted Operating Margin			20.1%	25.1%	19.0%	23.1%
Net income:
GAAP net (loss) income			$(1,597,000)	$2,455,000	$(11,568,000)	$6,188,000
Stock-based compensation charges (1)	(A	)	1,633,000	901,000	4,826,000	2,374,000
Strategic consulting and litigation costs (2)	(B	)	1,949,000	64,000	11,768,000	923,000
Intangible Amortization (3)	(C	)	4,813,000	296,000	11,744,000	736,000
Corporate separation payment (4)	(D	)	—	—	1,616,000	(12,000)

Non-GAAP adjusted net income			$6,798,000	$3,716,000	$18,386,000	$10,209,000

Deferred tax (benefit) expense			(142,000)	969,000	(2,151,000)	2,660,000

Non-GAAP adjusted net income excluding deferred tax (benefit) expense			$6,656,000	$4,685,000	$16,235,000	$12,869,000

Deemed and accrued dividends on preferred stock			(2,090,000)	—	(7,894,000)	—

Adjusted Net income attributable to common stockholders			$4,566,000	$4,685,000	$8,341,000	$12,869,000

Diluted net income per common share:
GAAP net income per share before deemed dividends			$(0.03)	$0.05	$(0.22)	$0.12
Adjustments per share	(A-D	)	$0.16	$0.02	$0.57	$0.08

Non-GAAP adjusted net income per share before deemed dividends			$0.13	$0.07	$0.35	$0.19

Deferred tax (benefit) expense impact to Non-GAAP adjusted net income before deemed dividends per share	(E	)	$(0.00)	$0.02	$(0.04)	$0.05

Non-GAAP adjusted net income before deemed dividends per share excluding deferred tax (benefit) expense			$0.13	$0.09	$0.31	$0.24

Deemed dividends per share impact to Non-GAAP adjusted net income			$(0.04)	$—	$(0.15)	$—

Adjusted Net income per share attributable to common stockholders			$0.09	$0.09	$0.16	$0.24

Shares used to compute Non-GAAP adjusted net income per share - diluted			53,148,078	53,474,849	52,965,163	53,389,622

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended September 30,		Nine Months Ended September 30,
			2019	2018	2019	2018
Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(F	)
Net income			$(1,597,000)	$2,455,000	$(11,568,000)	$6,188,000
Income tax provision			(133,000)	945,000	(2,308,000)	2,455,000
Interest expense			2,973,000	—	7,398,000	—
Depreciation			1,402,000	581,000	3,637,000	1,757,000
Amortization			5,274,000	373,000	12,665,000	877,000

EBITDA			7,919,000	4,354,000	9,824,000	11,277,000
Adjustments:
Stock-based compensation charges (1)	(A	)	1,633,000	901,000	4,826,000	2,374,000
Strategic consulting and litigation costs (2)	(B	)	1,949,000	64,000	11,768,000	923,000
Corporate separation payment (4)	(D	)	—	—	1,616,000	(12,000)

Adjusted EBITDA			$11,501,000	$5,319,000	$28,034,000	$14,562,000

Adjusted EBITDA margin			24.0%	29.8%	22.8%	28.0%
(1) Stock-based compensation charges are included as follows:
Cost of revenues			$154,000	$91,000	$422,000	$239,000
Research and development			295,000	130,000	765,000	333,000
Selling and marketing			473,000	239,000	1,590,000	652,000
General and administrative			711,000	441,000	2,049,000	1,150,000

			$1,633,000	$901,000	$4,826,000	$2,374,000

(2) Strategic consulting, acquisition, integration and litigation costs are included as follows:
Cost of revenues			21,000	—	293,000	1,000
Research and development			459,000	—	795,000	58,000
Selling and marketing			511,000	—	1,253,000	7,000
General and administrative			958,000	64,000	9,427,000	857,000

			$1,949,000	$64,000	$11,768,000	$923,000

(3) Intangible Amortization is included as follows:
Cost of revenues			1,943,000	139,000	4,472,000	280,000
Research and development			76,000	—	227,000	76,000
Selling and marketing			2,794,000	157,000	7,045,000	380,000

			$4,813,000	$296,000	$11,744,000	$736,000

(4) Corporate separation payment is included as follows:
Cost of revenues			—	—	52,000	28,000
Research and development			—	—	236,000	—
Selling and marketing			—	—	639,000	—
General and administrative			—	—	689,000	(40,000)

			$—	$—	$1,616,000	$(12,000)

(5) Net Income tax components:
Current tax (benefit)/expense			9,000	(24,000)	(157,000)	(205,000)
Deferred tax (benefit)/expense			(142,000)	969,000	(2,151,000)	2,660,000

			$(133,000)	$945,000	$(2,308,000)	$2,455,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures, including “Non-GAAP adjusted net income and net income per share excluding deferred tax expense” are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES OUTLOOK

	LOW Three Months Ended September 30,	HIGH Three Months Ended September 30,	LOW Twelve Months Ended December 31,	HIGH Twelve Months Ended December 31,
	2019	2019	2019	2018
Revenue:
GAAP revenue	$49,000,000	$50,000,000	$172,000,000	$173,000,000

Diluted net income per common share:
GAAP net income	$(0.02)	$(0.03)	$(0.25)	$(0.23)
Stock-based compensation charges	$0.04	$0.04	$0.14	$0.13
Strategic consulting, acquisition and litigation costs	$0.02	$0.03	$0.25	$0.24
Intangible Amortization	$0.10	$0.10	$0.32	$0.32
Corporate separation payment	$0.01	$0.00	$0.02	$0.02

Non-GAAP adjusted net income per share	$0.14	$0.15	$0.49	$0.49

Deferred tax (benefit) expense	$(0.00)	$(0.01)	$(0.05)	$(0.05)

Non-GAAP adjusted net income per share excluding deferred tax (benefit) expense	$0.14	$0.14	$0.44	$0.45

Deemed dividends per share impact to Non-GAAP adjusted net income	$(0.04)	$(0.04)	$(0.19)	$(0.19)

Adjusted Net loss per share attributable to common stockholders	$0.10	$0.10	$0.25	$0.26

Shares used to compute Non-GAAP adjusted net income per share - diluted	53,279,000	53,279,000	53,100,000	53,100,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures, including “Non-GAAP adjusted net income per share excluding deferred tax expense” are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net Income excluding deferred tax (benefit) expense, Net income per share - diluted, Net income per share - diluted excluding deferred tax (benefit) expense, and EBITDA for non-cash stock-based compensation expense, and strategic consulting and litigation costs to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude litigation expenses and non-recurring items that impact our ongoing business. See items (A) through (E) below for further information on the current quarter’s reconciling items.

Items (A) through (F) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income excluding deferred tax (benefit) expense,” “Net income per share—diluted,” “Net income per share excluding deferred tax (benefit) expense- diluted,” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (F).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Strategic consulting, acquisition integration and litigation costs. See item (2) on previous page. The Company’s management excludes certain board-directed consulting costs and litigation expenses when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) Intangible amortization costs. See item (3) on previous page. The Company’s management excludes amortization expenses associated with the acquisition of intangible assets when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(D) Corporate separation payment relating to employment termination benefits agreement. See item (4) on previous page. The Company’s management excludes these costs when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(E) Deferred tax expense represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(F) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation charges and litigation expenses.